UNITED STATES
                       SECURITIES and EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                December 28, 2005

                          United Heritage Corporation.
             (Exact Name of Registrant as specified in its charter)

                         Commission File Number 0-20975

              Utah                                     87-0372864
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                  Identification No.)

         2 North Caddo Street, P.O. Box 1956, Cleburne, Texas 76033-1956
                     (Address of Principal Executive Office

                                 (814) 641-3681
                         (Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

      On December 28, 2005, C. Scott Wilson was appointed to the Board of Directors of United Heritage Corporation (the "Company") and was elected Chief Executive Officer and President of the Company effective immediately. Mr. Wilson's appointment follows the resignation of Walter G. Mize as Chief Executive Officer and President of the Company effective December 28, 2005. Mr. Mize will remain with the Company as Chairman of the Board.

      Before joining the Company, Mr. Wilson, 53 years old, was the Senior Vice President in the Energy Lending Group of Mizuho Corporate Bank, Ltd., a $1.4 trillion financial institution. From 2003 until 2005, Mr. Wilson was the Senior Vice President in the Energy Lending Group of Sterling Bank, a Houston-based financial institution. From 2000 until 2003, Mr. Wilson served as president of Wolfden Corporation, a financial consulting firm. Mr. Wilson received a Master of International Management degree from American Graduate School of International Management (Thunderbird) and a Bachelor of Arts - History degree from Ohio Wesleyan University.

      There is no family relationship between Mr. Wilson and any of the present directors or executive officers of the Company.

      There is no understanding or arrangement between Mr. Wilson and any Director, officer or any other persons pursuant to which he was or is to be selected as a Director or officer of the Company.

      During the past two years, Mr. Wilson has not been a party to any material transaction, series of similar transactions or currently proposed transaction to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

99.1  Press Release issued by United Heritage Corporation dated December 28,
      2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: December 29, 2005

                                       United Heritage Corporation

                                       By: s/Kenneth Levy
                                           -------------------------------------
                                           Kenneth Levy
                                           Chief Financial Officer;
                                           Secretary

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